Exhibit h (xx)

USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to Section 1(b) of the Amended and Restated Transfer Agency Agreement dated as of May 1, 2012, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company d/b/a Shareholder Account Services, (the Transfer Agent or SAS) please be advised that the Trust has established two new series of its shares (New Funds) as set forth below:

_________________________________

USAA Target Retirement 2060 Fund
USAA Flexible Income Fund
_________________________________

Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Funds in accordance with the fee schedule attached hereto as Exhibit A.

Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                                   USAA MUTUAL FUNDS TRUST

Attest:                                                      By:
           Adym Rygmyr                                                                     Daniel S. McNamara
           Secretary                                                                               President

Dated:  July x, 2013

We are willing to render services to the New Funds in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                                      USAA TRANSFER AGENCY COMPANY

Attest:           By:
               Adym Rygmyr                                                                     Terri Luensmann
Secretary                                                                             Vice President

Dated:  July [x], 2013

Exhibit A

USAA Transfer Agency Company

Fee Information for Services as
Plan, Transfer, and Dividend Disbursing Agent

USAA MUTUAL FUNDS TRUST
(formerly known as USAA State Tax-Free Trust)
_____________________________________________________

Transfer Agency Fee - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. SAS will charge for each open and funded account as determined in SAS's sole discretion from the month the account is opened through January of the year following the year all funds are redeemed from the account. In its sole discretion, SAS can determine to charge or waive the applicable fee.

USAA Target Retirement 2060 Fund - charge per account                                                                                                    $0
USAA Flexible Income Fund Shares – charge per account                                                                                                   $25.50
USAA Flexible Income Fund Adviser Shares – charge per account                                                                                    $25.50

The annual fee for the following includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rates noted below and are accrued daily and paid monthly.

  USAA Flexible Income Fund - Institutional Shares                                                                                                               0.10%

USAA MUTUAL FUNDS TRUST                                                                           USAA TRANSFER AGENCY COMPANY

By:                                                                                                                                By:
       Daniel S. McNamara                                                                                                 Terri Luensmann
       President                                                                                                                     Vice President

Dated: July x, 2013                                                                                                    Dated:  July x, 2013

Exhibit h (xxi)

USAA Asset Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company as transferred to USAA Asset Management Company (AMCO) (the Administrator), please be advised that the Trust has established two new series of its shares (New Funds) as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds at the fees stated below:

USAA Target Retirement 2060 Fund                                                                                                                0.00%
USAA Flexible Income Fund Shares                                                                                                                0.15%
USAA Flexible Income Fund Adviser Shares                                                                                                 0.15%
USAA Flexible Income Fund Institutional Shares                                                                                          0.10%

In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds to the Administration and Servicing Agreement is attached hereto as Exhibit A and is hereby approved.

Please state below whether you are willing to render such services at the fees stated above.

                                                                                                              USAA MUTUAL FUNDS TRUST

Attest:                      By:
           Adym Rygmyr                                                                                     Daniel S. McNamara
           Secretary                                                                                              President

Dated:   July x, 2013

We are willing to render services to the New Funds at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                                                                                           USAA ASSET MANAGEMENT COMPANY

Attest:           By:
               Adym Rygmyr                                                                   Kevin Craft
Secretary                                                                           Vice President

Dated:  July x, 2013

EXHIBIT A - LISTING OF FUNDS AND FEES

Aggressive Growth Fund                                                                                                                                                0.25%
Aggressive Growth Fund – Institutional Shares                                                                                                         0.10%
Capital Growth Fund                                                                                                                                                        0.15%
California Bond Fund                                                                                                                                                       0.15%
California Money Market Fund                                                                                                                                      0.10%
Cornerstone Conservative Fund                                                                                                                                    0.00%
Cornerstone Moderately Conservative Fund                                                                                                              0.15%
Cornerstone Moderate Fund                                                                                                                                          0.15%
Cornerstone Moderately Aggressive Fund                                                                                                                 0.15%
Cornerstone Aggressive Fund                                                                                                                                      0.15%
Cornerstone Equity Fund                                                                                                                                               0.00%
Emerging Markets Fund                                                                                                                                                 0.15%
Emerging Markets Fund – Institutional Shares                                                                                                          0.10%
Extended Market Index Fund                                                                                                                                        0.25%*
First Start Growth Fund                                                                                                                                                 0.15%
Flexible Income Fund                                                                                                                                                     0.15%
Flexible Income Fund – Institutional Shares                                                                                                              0.10%
Global Opportunities Fund                                                                                                                                           0.05%
Government Securities Fund                                                                                                                                        0.15%
Growth & Income Fund                                                                                                                                                 0.15%
Growth and Tax Strategy Fund                                                                                                                                    0.15%
Growth Fund                                                                                                                                                                   0.15%
Growth Fund – Institutional Shares                                                                                                                            0.10%
High Income Fund                                                                                                                                                         0.15%
High Income Fund – Institutional Shares                                                                                                                  0.10%
Income Stock Fund                                                                                                                                                       0.15%
Income Stock Fund – Institutional Shares                                                                                                                0.10%
Income Fund                                                                                                                                                                  0.15%
Income Fund – Institutional Shares                                                                                                                          0.10%
Intermediate-Term Bond Fund                                                                                                                                   0.15%
Intermediate-Term Bond Fund – Institutional Shares                                                                                            0.10%
International Fund                                                                                                                                                       0.15%
International Fund – Institutional Shares                                                                                                                0.10%
Managed Allocation Fund                                                                                                                                         0.05%
Money Market Fund                                                                                                                                                   0.10%
Nasdaq-100 Index Fund                                                                                                                                              0.15%
New York Bond Fund                                                                                                                                                  0.15%
New York Money Market Fund                                                                                                                                 0.10%
Precious Metals and Minerals Fund                                                                                                                         0.15%
Precious Metals and Minerals Fund – Institutional Shares                                                                                  0.10%
Real Return Fund                                                                                                                                                         0.15%
Real Return Fund – Institutional Shares                                                                                                                  0.10%

S&P 500 Index Fund                                                                                                                                                    0.06%
Science & Technology Fund                                                                                                                                     0.15%
Short-Term Bond Fund                                                                                                                                               0.15%
Short-Term Bond Fund – Institutional Shares                                                                                                        0.10%
Small Cap Stock Fund                                                                                                                                                 0.15%
Small Cap Stock Fund – Institutional Shares                                                                                                          0.10%
Target Retirement Income Fund                                                                                                                               0.00%
Target Retirement 2020 Fund                                                                                                                                    0.00%
Target Retirement 2030 Fund                                                                                                                                    0.00%
Target Retirement 2040 Fund                                                                                                                                    0.00%
Target Retirement 2050 Fund                                                                                                                                    0.00%
Target Retirement 2060 Fund                                                                                                                                    0.00%
Tax Exempt Intermediate-Term Fund                                                                                                                       0.15%
Tax Exempt Long-Term Fund                                                                                                                                   0.15%
Tax Exempt Money Market Fund                                                                                                                            0.10%
Tax Exempt Short-Term Fund                                                                                                                                   0.15%
Treasury Money Market Trust                                                                                                                                0.10%
Total Return Strategy Fund                                                                                                                                      0.15%
Ultra Short-Term Bond Fund                                                                                                                                    0.15%
Value Fund                                                                                                                                                                  0.15%
Value Fund – Institutional Shares                                                                                                                           0.10%
Virginia Bond Fund                                                                                                                                                   0.15%
Virginia Money Market Fund                                                                                                                                  0.10%
World Growth Fund                                                                                                                                                  0.15%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.25%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.

     (a) The Trust shall pay AMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.